MERIDIAN FUND, INC.®
MERIDIAN GROWTH FUND®
LEGACY CLASS SHARES: MERDX; INSTITUTIONAL CLASS SHARES: MRRGX
MERIDIAN SMALL CAP GROWTH FUND
LEGACY CLASS SHARES: MSGGX; INSTITUTIONAL CLASS SHARES: MSGRX
(each, a “Fund” and collectively, the “Funds”)
Supplement dated March 16, 2023
to the Funds’ Prospectus and Summary Prospectus
dated December 30, 2022
Growth Fund
The Average Annual Total Returns Table for the Growth Fund is deleted in its entirety and replaced with the following:
Average Annual Total Returns
(For the year ended December 31, 2021)

MERIDIAN GROWTH FUND Legacy Class Shares (08/01/84)	1 Year	5 Years	10 Years	Life of Class
Return Before Taxes	15.12%	16.50%	14.07%	12.88%
Return After Taxes on Distributions	10.58%	13.72%	10.94%	10.39%
Return After Taxes on Distributions and Sale of Fund Shares1	10.72%	12.45%	10.46%	10.14%
Institutional Class Share (12/24/14) Return Before Taxes	15.16%	16.53%	N/A	13.01%
Russell 2500® Growth Index (reflects no deductions for fees, expenses or taxes)	5.04%	17.65%	15.75%	N/A

1
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

2	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term gain) and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements such as 401(k) plans or individual retirement accounts.
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Small Cap Growth Fund
The Average Annual Total Returns Table for the Small Cap Growth Fund is deleted in its entirety and replaced with the following:
Average Annual Total Returns
(For the year ended December 31, 2021)

MERIDIAN SMALL CAP GROWTH FUND Legacy Class Shares (12/16/13)	1 Year	5 Year	Life of Class
Return Before Taxes	7.85%	15.26%	14.03%
Return After Taxes on Distributions	0.52%	12.08%	11.83%
Return After Taxes on Distributions and Sale of Fund Shares1	8.20%	11.39%	10.89%
Institutional Class Shares (12/24/14) Return Before Taxes	7.85%	15.32%	12.62%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	2.83%	14.53%	11.41%

1
The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term gain) and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements such as 401(k) plans or individual retirement accounts.
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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE